SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 16, 2002 (January 15, 2002)


                            HARVARD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-21362                      21-0715310
(State or other jurisdiction    (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

   3 Werner Way, Lebanon, New Jersey                             08833
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (908) 437-4100

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 3.  Bankruptcy and Receivership.

         On January 15, 2002, the Registrant, along with certain of its operating subsidiaries, filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (case nos. 02-50584, 02-50585, 02-50586). A press release announcing the filing was released on January 15, 2002, and a copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         99     Press release dated January 15, 2002 issued by the Registrant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HARVARD INDUSTRIES, INC.
                                           (Registrant)




                                       By     /s/ David A. White
                                         ---------------------------------------
                                         Name:   David A. White
                                         Title:  Vice President and Secretary


Dated:  January 16, 2002

                                  EXHIBIT INDEX


Exhibit                                                            Sequentially
Number                       Description                          Numbered Page
-------                      -----------                          -------------

 99          Press release of Registrant dated January 15, 2001.